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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 31, 2007


                                AMERIANA BANCORP
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               (Exact name of registrant as specified in charter)

         INDIANA                         0-18392                 35-1782688
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
    of incorporation)                                        Identification No.)

                2118 BUNDY AVENUE, NEW CASTLE, INDIANA 47263-1048
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (765) 529-2230
                                                           --------------

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 8.01   OTHER EVENTS.
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     On August 31, 2007, Ameriana Bancorp (the "Company"), the holding company for Ameriana Bank, SB, announced that the Company has settled its litigation against RLI Insurance Company ("RLI"), one of two insurers that issued surety bonds guaranteeing payments on leases originated and sold by Commercial Money Center, Inc. ("CMC"). Under the terms of the settlement, RLI will pay the Company $2,750,000 in full satisfaction of the Company's claims against RLI. The RLI settlement concludes all of the Company's litigation related to the CMC leases. For more information, reference is made to the Company's press release dated August 31, 2007, a copy of which is attached to this Report as Exhibit 99.1.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
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(a)     Financial Statements of Businesses Acquired: Not applicable

(b)     Pro Forma Financial Information:  Not applicable

(c)     Shell Company Transactions:  Not applicable

(d)     Exhibits

        Number            Description
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        99.1              Press Release dated August 31, 2007


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERIANA BANCORP



Dated: September 5, 2007               By: /s/ Jerome J. Gassen
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                                           Jerome J. Gassen
                                           President and Chief Executive Officer